                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                    May 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

     CASE NAME: FLORSHEIM GROUP INC.                 CASE NO. 02 B 08209
                --------------------                          ----------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                          FOR MONTH ENDING MAY 25, 2002

                                               LOAN           LOAN           TOTAL                                       EXCESS
    DATE        RECEIPTS      DISBURSEM.      BALANCE        BALANCE      OUTSTANDING       LC'S         AVAIL.          AVAIL
------------  -------------  ------------  -------------  -------------  -------------  ------------  -------------  --------------
  OPENING
  BALANCE                                  36,280,836.85  19,218,210.17  55,499,047.02  3,507,570.00  58,595,000.00    (411,617.02)
   04/29       3,595,844.99    325,437.21  32,684,991.86  19,543,647.38  52,228,639.24  3,507,570.00  55,408,000.00    (328,209.24)
   04/30         567,731.48    270,563.45  32,117,260.38  19,814,210.83  51,931,471.21  3,507,570.00  55,408,000.00     (31,041.21)
   05/01          92,775.55    384,096.76  32,024,484.83  20,198,307.59  52,222,792.42  3,507,570.00  55,624,000.00    (106,362.42)
   05/02         126,252.99    727,224.01  31,898,231.84  20,925,531.60  52,823,763.44  3,507,570.00  55,624,000.00    (707,333.44)
   05/03         298,980.78    684,362.10  31,599,251.06  21,609,893.70  53,209,144.76  3,507,570.00  55,624,000.00  (1,092,714.76)
   05/04                  0             0  31,599,251.06  21,609,893.70  53,209,144.76  3,507,570.00  55,624,000.00  (1,092,714.76)
   05/05                  0             0  31,599,251.06  21,609,893.70  53,209,144.76  3,507,570.00  55,624,000.00  (1,092,714.76)
   05/06         173,766.35    615,964.37  31,425,484.71  22,225,858.07  53,651,342.78  3,507,570.00  55,624,000.00  (1,534,912.78)
   05/07         453,636.62    724,188.71  30,971,848.09  22,950,046.78  53,921,894.87  3,507,570.00  55,624,000.00  (1,805,464.87)
   05/08         143,892.99    334,789.00  30,827,955.10  23,284,835.78  54,112,790.88  3,507,570.00  55,371,000.00  (2,249,360.88)
   05/09         162,953.73    353,833.37  30,665,001.37  23,638,669.15  54,303,670.52  3,507,570.00  55,371,000.00  (2,440,240.52)
   05/10       1,103,154.15    533,070.13  29,561,847.22  24,171,739.28  53,733,586.50  3,507,570.00  55,371,000.00  (1,870,156.50)
   05/11                  0             0  29,561,847.22  24,171,739.28  53,733,586.50  3,507,570.00  55,371,000.00  (1,870,156.50)
   05/12                  0             0  29,561,847.22  24,171,739.28  53,733,586.50  3,507,570.00  55,371,000.00  (1,870,156.50)
   05/13         125,265.75    167,068.07  29,436,581.47  24,338,807.35  53,775,388.82  3,507,570.00  55,371,000.00  (1,911,958.82)
   05/14         403,585.72    137,733.53  29,032,995.75  24,476,540.88  53,509,536.63  3,507,570.00  55,371,000.00  (1,646,106.63)
   05/15         414,082.14    311,268.65  28,618,913.61  24,787,809.53  53,406,723.14  3,507,570.00  55,788,000.00  (1,126,293.14)
   05/16         175,395.18    273,582.49  28,443,518.43  25,061,392.02  53,504,910.45  3,507,570.00  55,788,000.00  (1,224,480.45)
   05/17       1,147,823.56    452,264.83  27,295,694.87  25,513,656.85  52,809,351.72  3,507,570.00  55,788,000.00    (528,921.72)
   05/18                  0             0  27,295,694.87  25,513,656.85  52,809,351.72  3,507,570.00  55,788,000.00    (528,921.72)
   05/19                  0             0  27,295,694.87  25,513,656.85  52,809,351.72  3,507,570.00  55,788,000.00    (528,921.72)
   05/20         805,494.83    349,976.94  26,490,200.04  25,863,633.79  52,353,833.83  3,507,570.00  55,788,000.00     (73,403.83)
   05/21      43,402,426.25     87,187.81              0   9,038,595.39   9,038,595.39  3,507,570.00  12,952,682.00     406,516.61
   05/22         106,701.46    111,555.65              0   9,043,449.58   9,043,449.58  3,507,570.00  12,948,682.00     397,662.42
   05/23         184,269.88    288,191.65              0   9,147,371.35   9,147,371.35  3,507,570.00  12,948,682.00     293,740.65
   05/24         918,953.59    545,710.85              0   8,774,128.61   8,774,128.61  3,507,570.00  12,948,682.00     666,983.39
              -------------  ------------

  Total
  May 2002    54,402,987.99  7,678,069.58
              =============  ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME: FLORSHEIM GROUP INC.                 CASE NO. 02 B 08209
                --------------------                          ----------

                            SUMMARY OF CASH ACCOUNTS

                          FOR MONTH ENDING MAY 25, 2002

ENDING BALANCE IN                                  4/27/02         5/25/02
                                                ------------    ------------

          LASALLE NATIONAL BANK
             Account #                            279,700.18      174,805.31
             Account #                              2,500.00        2,500.00
             Account #                                185.74          948.31
             Account #                                   -               -

          ASSOCIATED BANK
             Account #                             15,000.00       15,000.00

          BT COMMERCIAL
             Account #                                   -               -
             Account #                                   -               -
             Account #                                   -               -
             Account #                                   -               -
             Account #                                   -               -
             Account #                                   -               -
             Account #                                   -               -


          RETAIL CASH IN LOCAL BANKS              787,113.50    1,170,160.57

                                                ------------    ------------
          TOTAL                                 1,084,499.42    1,363,414.19
                                                ============    ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME: FLORSHEIM GROUP INC.                 CASE NO. 02 B 08209
                --------------------                          ----------

                                RECEIPTS LISTING

                          FOR MONTH ENDING MAY 25, 2002

     Bank:            BT Commercial Corporation
     Location         Chicago, Illinois
     Account Name:    Concentration Account
     Account No.:

                                                                                    TOTAL
                  Wire Receipts            Retail    (1)        Lockbox   (2)      RECEIPTS
               --------------------------------------------------------------------------------
OPENING BALANCE

       04/29      $3,210,500.87 (3)      $107,460.94          $277,883.18       $3,595,844.99

       04/30        $126,524.00 (4)      $152,746.79          $288,460.69         $567,731.48

       05/01              $0.00           $62,188.04           $30,587.51          $92,775.55

       05/02              $0.00           $75,222.29           $51,030.70         $126,252.99

       05/03              $0.00           $50,832.20          $248,148.58         $298,980.78

       05/06              $0.00           $47,902.53          $125,863.82         $173,766.35

       05/07              $0.00          $121,716.90          $331,919.72         $453,636.62

       05/08              $0.00           $79,293.35           $64,599.64         $143,892.99

       05/09              $0.91           $62,701.72          $100,251.10         $162,953.73

       05/10        $499,959.29 (5)       $49,639.99          $553,554.87       $1,103,154.15

       05/13              $0.00           $65,100.21           $60,165.54         $125,265.75

       05/14              $0.00          $150,196.50          $253,389.22         $403,585.72

       05/15              $0.00           $74,962.15          $339,119.99         $414,082.14

       05/16              $0.00           $93,582.10           $81,813.08         $175,395.18

       05/17        $796,232.17 (6)       $51,253.43          $300,337.96       $1,147,823.56

       05/20        $545,000.00 (7)      $110,164.64          $150,330.19         $805,494.83

       05/21     $42,864,099.25 (8)      $124,122.46          $414,204.54      $43,402,426.25

       05/22              $0.00           $45,141.04           $61,560.42         $106,701.46

       05/23              $0.00            $8,684.00          $175,585.88         $184,269.88

       05/24        $745,756.12 (9)        $1,338.67          $171,858.80         $918,953.59
               ================================================================================

                 $48,788,072.61        $1,534,249.95        $4,080,665.43      $54,402,987.99

          NOTES:
     (1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.
     (2)  Wholesale receipts paid to lockbox
     (3) $3,187,146.87 of total is inventory advance from Hilco Merchant Resources, LLC.
     (4)  Flem Marketing - Royalty Payment
     (5)  $401,204.80 from Hilco G.O.B. sale / balance ($98,754.59) is for purchase of product.
     (6)  $600,921.74 from Hilco G.O.B. sale / balance ($195,310.43) is for purchase of product.
     (7) $500,000.00 from Hilco G.O.B. sale / balance ($45,000) prepayment of John Deere close-outs purchased by East Coast Athletics
     (8)  $42,835,318 of total is payment from Weyco Group Inc. for asset sale
     (9)  $577,761.94 from Hilco G.O.B. sale / balance ($167,994.18) is for purchase of product.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

         CASE NAME:      FLORSHEIM GROUP INC.     CASE NO.      02 B 08209
                      -------------------------             --------------------

               DISBURSEMENTS LISTING

               FOR MONTH ENDING MAY 25, 2002


                Bank:               BT Commercial Corporation
                Location            Chicago, Illinois
                Account Name:       Concentration Account
                Account No.:


ACCOUNT                                                             AMOUNT
----------------                                                ----------------
FLORSHEIM GROUP INC.
             PAYMENTS
                Wire Disbursements                               $ 4,306,834.68
                Wholesales Checks                                  1,833,237.37
                Retail Checks                                      1,602,704.03
                Retail Credit Card Discounts - per bank                      -
                                                                ----------------

                Total Funds Out                                    7,742,776.08

             OUTSTANDING CHECKS AT 5/25
                Wholesale - May checks                              (132,928.55)
                Retail - May checks                                  (77,486.77)
                April checks                                         (25,725.42)
                March checks                                          (2,947.26)
                                                                ----------------

             PRIOR MONTHS OUTSTANDING CHECKS THAT
             CLEARED THIS PERIOD                                     174,381.50
                                                                ----------------

             Total Florsehim Group Inc.                          $ 7,678,069.58
                                                                ================

Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


          CASE NAME:      FLORSHEIM GROUP INC.     CASE NO.        02 B 08209
                       -------------------------                 ---------------

                         STATEMENT OF INVENTORY ($ 000)

                          FOR MONTH ENDING MAY 25, 2002





                Beginning Inventory                              $ 39,341
                                                                 --------

                Add: Purchases                                   $  2,355
                                                                 --------

                Less: Cost of Goods Sold
                      (cost basis)                               $ (7,648)
                                                                 --------

                Weyco Group Inc. sale                            $(23,574)
                                                                 --------

                Adjustments                                      $     54
                                                                 --------

                Ending Inventory                                 $ 10,528
                                                                 ========



                          PAYROLL INFORMATION STATEMENT

                                                WEEK ENDED
                ------------------------------------------------------------------------------
                    5/3/02              5/10/02              5/17/02              5/24/02              Total
                ----------------    -----------------    -----------------    ----------------   ------------------
Gross Payroll
 Wholesale
    Chicago        $ 283,086.88                  $ -         $ 293,132.25                 $ -         $ 576,219.13
    Commissions               -                    -            38,280.00                   -            38,280.00
    FDC               34,294.91            38,097.10            51,375.89           64,826.31           188,594.21
Retail               295,330.77           258,528.50           280,722.44          267,528.05         1,102,109.76

                ----------------    -----------------    -----------------    ----------------   ------------------
Total              $ 612,712.56         $ 296,625.60         $ 663,510.58        $ 332,354.36       $ 1,905,203.10
                ================    =================    =================    ================   ==================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


          CASE NAME:      FLORSHEIM GROUP INC.     CASE NO.        02 B 08209
                       -------------------------                 ---------------


                          STATEMENT OF AGED RECEIVABLES

                          FOR MONTH ENDING MAY 25, 2002

ACCOUNTS RECEIVABLE:

                   Beginning of Month Balance                      $ 12,199,529
                                                                  -------------

                   Add: Sales on Account                           $  6,580,001
                                                                  -------------

                   Less: Collections                               $ (4,838,690)
                                                                  -------------

                   Adjustments                                     $   (389,896)
                                                                  -------------

                   End of the Month Balance                        $ 13,550,944
                                                                  ==============

                     0-30                31-60                61-90               OVER 90          END OF MONTH
                     DAYS                 DAYS                 DAYS                DAYS                TOTAL
                ----------------    -----------------    -----------------    ----------------   ------------------
                   $ 11,754,031            $ 565,999            $ 141,561         $ 1,089,353         $ 13,550,944



                             ACCOUNTS PAYABLE AGING

                     0-30                31-60                61-90               Over 90          End of Month
                     Days                 Days                 Days                Days                Total
                ----------------    -----------------    -----------------    ----------------   ------------------
   Wholesale      $ (876,613.00)       $ (215,557.00)           $ (618.00)        $ (1,718.00)     $ (1,094,506.00)

   Retail
      Rent                    -                    -                    -                   -                    -
      Other         (114,545.00)             (138.00)                   -              (40.00)         (114,723.00)

                ----------------    -----------------    -----------------    ----------------   ------------------
   Total          $ (991,158.00)       $ (215,695.00)           $ (618.00)        $ (1,758.00)     $ (1,209,229.00)
                ================    =================    =================    ================   ==================


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


         CASE NAME:      FLORSHEIM GROUP INC.     CASE NO.        02 B 08209
                      -------------------------                 ---------------


                                TAX QUESTIONNAIRE

                          FOR MONTH ENDING MAY 25, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                                1.  Federal Income Taxes                  Yes (x)                No (  )
                                2.  FICA withholdings                     Yes (x)                No (  )
                                3.  Employee's withholdings               Yes (x)                No (  )
                                4.  Employer's FICA                       Yes (x)                No (  )
                                5.  Federal Unemployment Taxes            Yes (x)                No (  )
                                6.  State Income Taxe                     Yes (x)                No (  )
                                7.  State Employee withholdings           Yes (x)                No (  )
                                8.  All other state taxes                 Yes (x)                No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                                       WEEK 05/03           WEEK 05/10          WEEK 05/17          WEEK 05/24
Federal Income Tax W/H                    $80,842.99           $30,408.20          $91,068.22           $35,305.41
FICA - Employee                            34,208.24            18,003.80           37,173.92            20,233.70
Medicare - Employee                         8,681.88             4,210.32            9,432.85             4,732.07
FICA - Employer                            34,204.01            18,003.85           37,173.93            20,233.73
Medicare - Employer                         8,680.75             4,210.58            9,432.58             4,732.08

Sate Income Tax W/H                        16,633.74             7,316.39           19,244.23             8,730.85
Local Tax W/H                                 613.16               605.71              540.39               581.08
State Disability                              579.63               511.34              579.79               449.40
State Unemployment                          3,682.73             2,589.26            2,912.58             2,208.09
Federal Unemployment                          786.88               661.96              680.03               586.51
                                    -----------------    -----------------    ----------------   ------------------

Total                                    $188,914.01           $86,521.41         $208,238.52           $97,792.92
                                    =================    =================    ================   ==================

Payment made by Ceridian                 $188,914.01           $86,521.41         $208,238.52           $97,792.92
Over / (underpaymt)                            $0.00                $0.00               $0.00                $0.00
                                    -----------------    -----------------    ----------------   ------------------

Total                                    $188,914.01           $86,521.41         $208,238.52           $97,792.92
                                    =================    =================    ================   ==================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                      Print or type name and capacity of person signing this Declaration:

                                      /s/ F. Terrence Blanchard
                                      ----------------------------------------

                                      Vice President, Finance and Chief
                                      Accounting Officer


DATED: June 28, 2002